TARP CAPITAL PURCHASE PROGRAM	12 Months Ended
Dec. 31, 2012
TARP CAPITAL PURCHASE PROGRAM

NOTE 9 – TARP CAPITAL PURCHASE PROGRAM

On May 15, 2009, the Company entered into a Letter Agreement and related Securities Purchase Agreement with the United States Department of the Treasury (the “Department of Treasury”) in accordance with the terms of the Department of Treasury’s TARP Capital Purchase Program. Pursuant to the Letter Agreement and Securities Purchase Agreement, the Company issued 6,970 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, and a warrant for the purchase of 349 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “warrant”) to the Department of Treasury for an aggregate purchase price of $6,970,000 in cash. As part of the transaction, the Department of Treasury exercised the Warrant and received 349 shares of Series B preferred stock.

On November 13, 2012, the Company entered into a securities purchase agreement with the U.S. Department of Treasury pursuant to which, subject to the completion of the Offering and the receipt of Federal Reserve Board approval, it will repurchase the shares of preferred stock it previously issued pursuant to the TARP Capital Purchase Program for $3,293,550 plus an amount equal to 45% of the accrued and unpaid interest and dividends on such preferred shares. On December 21, 2012, immediately following the consummation of the Company’s private placement offering, the Company redeemed, for $3.7 million, the $6.9 million of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A and Fixed Rate Cumulative Perpetual Preferred Stock, Series B issued to the Treasury, as well as accrued interest and dividends thereon, in connection with the Treasury’s TARP Capital Purchase Program.